Exhibit 10.4

Execution Version

Preferred Stock Sale OPTION AGREEMENT

This Preferred Stock Sale Option Agreement (this “Agreement”) dated as of August 5, 2022 is among Tailwind Acquisition Corp., a Delaware corporation (the “Company”), and the parties listed on Schedule A (each, a “Holder” and collectively, the “Holders”).

WHEREAS, the parties to this Agreement are parties to that certain Registration Rights and Lock-Up Agreement dated as of the date hereof (the “Registration Rights Agreement”);

WHEREAS, capitalized terms used but not defined herein shall have the meanings assigned to them in the Registration Rights Agreement or in that certain Business Combination Agreement dated as of August 5, 2022 (the “Business Combination Agreement”), among the Company, Compass Merger Sub, Inc., a Delaware corporation (“Merger Sub”), and Nuburu, Inc., a Delaware corporation (“Nuburu”), as applicable;

WHEREAS, contingent upon Closing and effective as of the Effective Time, the parties hereto desire to provide for certain rights and obligations included herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual and dependent covenants hereinafter set forth, the parties agree as follows:

1.             Grant of Sale Option.

(a)           Permitted Transfer. In the event a Holder Transfers any shares of Common Stock beneficially owned or owned of record by such Holder prior to the expiration of the Lock-up Period applicable to such Holder in a Permitted Transfer, such Holder shall (i) timely file or cause to be filed an ownership report on Form 4 (or any relevant successor form) with the Commission in compliance with applicable federal securities laws, if required, and (ii) notify the Company, in writing, within two Business Days of the occurrence of the Permitted Transfer.

(b)           Right to Sell. Subject to the terms and conditions of this Agreement, at any time within the later of (i) four Business Days of the Holder having notified the Company of the Permitted Transfer and (ii) six Business Days following the occurrence of a Permitted Transfer by a Holder (an “Option Period”), the Company shall have the right (an “Option”), but not the obligation, to cause such Holder to use up to 2/3 of the gross proceeds of the Permitted Transfer to purchase New SPAC Series A Preferred Stock from the Company at the then applicable Purchase Price (as defined below).

(c)                 Procedures.

(i)             If the Company desires to exercise an Option pursuant to this Section 1, the Company shall deliver to the Holder a written, unconditional, and irrevocable notice in substantially the form attached as Exhibit A (a “Exercise Notice”) exercising the Option and setting forth the number of shares of New SPAC Series A Preferred Stock to be purchased by Holder (the “Shares”).

(ii)            Subject to Section 1(d) below, the closing of any purchase of Shares pursuant to this Section 1 shall take place on the Business Day following the end of the Option Period unless otherwise agreed between the parties (the “Option Closing Date”).

(d)           Consummation of Sale. The Holder shall pay the Purchase Price for the Shares by wire transfer of immediately available funds on the Option Closing Date.

(e)           Cooperation. The Holder and the Company shall take all actions as may be reasonably necessary to consummate the purchase and sale contemplated by this Section 1, including, without limitation, entering into agreements and delivering certificates and instruments and consents as may be deemed necessary or appropriate.

(f)            Closing. At the closing of any sale and purchase pursuant to this Section 1, the Company shall (x) issue the Shares in book entry form, free and clear of any liens or other restrictions (other than those arising under the Company’s organizational documents, this Agreement, the Registration Rights Agreement, the Business Combination Agreement or state or federal securities laws), in the name of Holder or to a custodian designated by Holder, as applicable, and (y) deliver, or cause to be delivered, to Holder written notice from the Company or its transfer agent evidencing the issuance to Holder of the Shares on and as of the Option Closing Date.

(g)           Exceptions. For the avoidance of doubt, the provisions of this Section 1 shall not apply to any Transfer permitted under Section 5.2 of the Registration Rights Agreement.

2.             Purchase Price. In the event the Company exercises its Option hereunder, the purchase price per share at which the Holder shall be required to purchase the Shares (the “Purchase Price”) shall be equal to $10.00 per share of New SPAC Series A Preferred Stock (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like).

3.            Company Representations and Warranties. The Company represents and warrants to the Holders as of the Closing Date and each Option Closing Date that:

(a)           The Company (i) is validly existing as a corporation and in good standing under the laws of the State of Delaware, (ii) has all power (corporate or otherwise) and authority to own, lease and operate its properties, to carry on its business as it is now being conducted and to enter into and perform its obligations under this Agreement, and (iii) is duly licensed or qualified to conduct its business and, if applicable, is in good standing under the laws of each jurisdiction (other than its jurisdiction of incorporation) in which the conduct of its business or the ownership of its properties or assets requires such license or qualification, except, with respect to the foregoing clause (iii), where the failure to be in good standing would not reasonably be expected to have a material adverse effect on the Company’s ability to consummate the transactions contemplated hereby, including the issuance and sale of the Securities.

(b)           The Shares will have been duly authorized prior to the Option Closing Date and, when issued and delivered to Holder against full payment therefor in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable and will not have been issued in violation of any preemptive rights created under the Company’s organizational documents or the laws of the State of Delaware. The Common Stock issuable upon conversion of the Shares (the “Underlying Common Stock” and together with the Shares, the “Securities”), when issued in accordance with the terms of the Company’s Certificate of Designations and Amended and Restated Certificate of Incorporation, will be validly issued, fully paid and non-assessable and will not have been issued in violation of any preemptive rights created under the Company’s organizational documents or the laws of the State of Delaware. As of the Option Closing Date, the Company shall have reserved an amount of duly authorized shares of Common Stock that is not less than the number of shares of Underlying Common Stock.

(c)            The Securities will not be, subject to any Transfer Restriction. The term “Transfer Restriction” means any condition to or restriction on the ability of the Holder or any other holder of the Securities to pledge, sell, assign or otherwise transfer the Securities under any organizational document, policy or agreement of, by or with the Company other than as set forth in this Agreement, the Registration Rights Agreement, the Business Combination Agreement or state or federal securities laws.

(d)           This Agreement has been duly executed and delivered by the Company, and assuming the due authorization, execution and delivery of the same by the Holders, this Agreement shall constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors generally and by the availability of equitable remedies.

(e)           The execution and delivery of this Agreement, the issuance and sale of the Securities and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject; (ii) the organizational documents of the Company; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its properties that, in the case of clauses (i) and (iii), would reasonably be expected to have a material adverse effect on the Company’s ability to consummate the transactions contemplated hereby, including the issuance and sale of the Securities.

(f)            Assuming the accuracy of all of Holder’s representations and warranties set forth in Section 4 of this Agreement, no registration under the Securities Act is required for the offer and sale of the Shares by the Company to Holder.

4.             Holder Representations and Warranties. (i) Each Holder represents and warrants to the Company as of the Closing Date and (ii) if a Holder acquires Shares on an Option Closing Date, such Holder represents and warrants to the Company as of such Option Closing Date that:

(a)           Holder (i) is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and (ii) has the requisite power and authority to enter into and perform its obligations under this Agreement.

(b)           This Agreement has been duly executed and delivered by Holder, and assuming the due authorization, execution and delivery of the same by the Company, this Agreement shall constitute the valid and legally binding obligation of Holder, enforceable against Holder in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors generally and by the availability of equitable remedies.

(c)            The execution and delivery of this Agreement, the purchase of the Securities and the compliance by Holder with all of the provisions of this Agreement and the consummation of the transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Holder pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Holder is a party or by which Holder is bound or to which any of the property or assets of Holder is subject; (ii) the organizational documents of Holder; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Holder or any of its properties that, in the case of clauses (i) and (iii), would reasonably be expected to have a material adverse effect on Holder’s ability to consummate the transactions contemplated hereby, including the purchase of the Securities.

(d)           Holder (i) is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an institutional “accredited investor” (within the meaning of Rule 501(a)(1), (2), (3), (7), (8), (9), (12) or (13) under the Securities Act), in either case, satisfying the applicable requirements set forth on Annex A hereto, and an “institutional account” as defined in FINRA Rule 4512(c), (ii) is acquiring the Securities only for its own account and not for the account of others, or if Holder is subscribing for the Securities as a fiduciary or agent for one or more investor accounts, each owner of such account is a qualified institutional buyer or an institutional accredited investor and Holder has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, and (iii) is not acquiring the Securities with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act (and has provided the Company with the requested information on Annex A). Holder is not an entity formed for the specific purpose of acquiring the Securities.

(e)            Holder understands that the Securities are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Securities have not been registered under the Securities Act. Holder understands that the Securities may not be offered, resold, transferred, pledged or otherwise disposed of by Holder absent an effective registration statement under the Securities Act, except (i) to the Company or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act, and, in the case of each of clauses (i) and (iii), in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any book-entry positions or certificates representing the Securities shall contain a restrictive legend to such effect. Holder acknowledges that the Securities will not be eligible for resale pursuant to Rule 144A promulgated under the Securities Act. Holder understands and agrees that the Securities will be subject to transfer restrictions under applicable securities laws and, as a result of these transfer restrictions, Holder may not be able to readily offer, resell, transfer, pledge or otherwise dispose of the Securities and may be required to bear the financial risk of an investment in the Securities for an indefinite period of time. Holder understands that it has been advised to consult legal counsel and tax and accounting advisors prior to making any offer, resale, pledge, transfer or disposition of any of the Securities.

(f)            Each book entry for the Securities shall contain a notation, and each certificate (if any) evidencing the Securities shall be stamped or otherwise imprinted with a legend, in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE OFFERED OR TRANSFERRED BY SALE, ASSIGNMENT, PLEDGE OR OTHERWISE UNLESS (I) A REGISTRATION STATEMENT FOR THESE SECURITIES UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS IN EFFECT OR (II) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

(g)           Holder understands and agrees that Holder is purchasing the Shares directly from the Company. Holder further acknowledges that there have not been, and Holder hereby expressly and irrevocably acknowledges and agrees that it is not relying on, any representations, warranties, covenants, agreements or statements made to Holder by or on behalf of the Company, Nuburu or the Company’s or Nuburu’s respective affiliates or any of the respective subsidiaries, control persons, officers, directors, employees, partners, agents or representatives, or any other party to the Transaction or any other person or entity, expressly or by implication (including by omission), other than those representations, warranties, covenants, agreements and statements of the Company expressly set forth in this Agreement, and all other purported representations, warranties, covenants, agreements or statements (including by omission) are hereby disclaimed by Holder. Holder acknowledges that certain information provided by the Company may have included or been based on projections, and any such projections were prepared based on assumptions and estimates that are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections.

(h)           In making its decision to purchase the Securities, Holder has relied solely upon independent investigation made by Holder and upon the representations, warranties and covenants of the Company expressly set forth herein (and no other representations and warranties). Holder acknowledges and agrees that Holder has received such information as Holder deems necessary in order to make an investment decision with respect to the Securities, including with respect to the Company, the Transaction and the business of Nuburu. Without limiting the generality of the foregoing, Holder acknowledges that Holder has reviewed the Company’s filings with the Commission. Holder represents and agrees that Holder and Holder’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as Holder and such Holder’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Securities.

(i)            Holder became aware of this offering of the Securities solely by means of direct contact between Holder and the Company or by means of contact from Nuburu or its subsidiaries and/or their respective advisors (including, without limitation, attorneys, accountants, bankers, consultants and financial advisors), agents, control persons, representatives, affiliates, directors, officers, managers, members, and/or employees, and/or the representatives of such persons (such parties referred to collectively as “Representatives”). The Securities were offered to Holder solely by direct contact between Holder and the Company, Nuburu or its subsidiaries and/or their respective Representatives. Holder acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person or entity (including, without limitation, the Company, Nuburu and/or their respective Representatives), other than the representations and warranties expressly set forth in this Agreement, in making its investment or decision to invest in the Company. Holder did not become aware of this offering of the Securities, nor were the Securities offered to Holder, by any other means, and none of the Company, Nuburu or its subsidiaries or their respective Representatives acted as investment advisor, broker or dealer to Holder. Holder acknowledges that the Company represents and warrants that the Securities (i) were not offered by any form of general solicitation or general advertising, and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

(j)             Holder acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Securities, including those set forth in the Company’s filings with the Commission. Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities, and Holder has had an opportunity to seek, and has sought, such accounting, legal, business and tax advice as Holder has considered necessary to make an informed investment decision. Holder acknowledges that it (i) is a sophisticated investor, sophisticated in financial matters and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities, and (ii) has exercised independent judgment in evaluating its purchase of the Securities.

(k)            Alone, or together with any professional advisor(s), Holder represents and acknowledges that Holder has adequately analyzed and fully considered the risks of an investment in the Securities, and determined that the Securities are a suitable investment for Holder and that Holder is able at this time and in the foreseeable future to bear the economic risk of a total loss of Holder’s investment in the Company. Holder acknowledges specifically that a possibility of total loss exists.

(l)             Holder understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Securities or made any findings or determination as to the fairness of this investment.

(m)           Holder is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC, or any other list of prohibited or restricted parties promulgated by OFAC, the Department of Commerce, or the Department of State (“Consolidated Sanctions Lists”), or a person or entity prohibited or restricted by any OFAC sanctions program, or a person or entity whose property and interests in property subject to U.S. jurisdiction are otherwise blocked under any U.S. laws, Executive Orders or regulations, (ii) a person or entity listed on the Sectoral Sanctions Identifications List maintained by OFAC or otherwise determined by OFAC to be subject to one or more of the Directives issued under Executive Order 13662 of March 20, 2014, or on any other of the Consolidated Sanctions Lists, (iii) an entity owned, directly or indirectly, individually or in the aggregate, 50 percent or more by, acting on behalf of, or controlled by, one or more persons described in subsections (i) or (ii), (iv) organized, incorporated, established, located, resident or born in, or a citizen, national or the government, including any political subdivision, agency or instrumentality thereof, of, Cuba, Iran, North Korea, Myanmar, Venezuela, Syria, the Crimea region of Ukraine, the Donetsk People’s Republic, the Luhansk People’s Republic, Russia or any other country or territory embargoed or subject to substantial trade restrictions by the United States, (v) a person or entity named on the U.S. Department of Commerce, Bureau of Industry and Security (“BIS”) Denied Persons List, Entity List, or Unverified List, (vi) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (vii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank (collectively, (i) through (vii), a “Restricted Person”). Holder agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that Holder is permitted to do so under applicable law. Holder represents that if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.), as amended by the USA PATRIOT Act of 2001 and its implementing regulations (collectively, the “BSA/PATRIOT Act”), that Holder maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. Holder also represents that Holder maintains policies and procedures reasonably designed for the screening of its investors against the OFAC and BIS sanctions programs, including for Restricted Persons, and otherwise to ensure compliance with all applicable sanctions and embargo laws, statutes, and regulations. Holder further represents and warrants that it maintains policies and procedures reasonably designed to ensure that the funds held by Holder and used to purchase the Securities were legally derived and were not obtained, directly or indirectly, from a Restricted Person. Holder is not a “foreign person,” “foreign government,” or a “foreign entity,” in each case, as defined in Section 721 of the Defense Production Act of 1950, as amended, including, without limitation, all implementing regulations thereof (the “DPA”). Holder is not controlled, in whole or in part, by a “foreign person,” as defined in the DPA.

(n)           Holder does not have, as of the date hereof, and during the 30-day period immediately prior to the date hereof, Holder has not entered into, and until the applicable Option Closing Date will not enter into, any “put equivalent position” as such term is defined in Rule 16a-1 under the Exchange Act or short sale positions with respect to the securities of the Company. Notwithstanding the foregoing, in the case of a Holder that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of Holder’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of Holder’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. For the avoidance of doubt, no transaction contemplated under the Business Combination Agreement or this Agreement shall be considered a “put equivalent position.”

(o)           If Holder is an employee benefit plan that is subject to Title I of Employee Retirement Income Security Act of 1974, as amended (“ERISA”), a plan, an individual retirement account or other arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or an employee benefit plan that is a governmental plan (as defined in Section 3(32) of ERISA), a church plan (as defined in Section 3(33) of ERISA), a non-U.S. plan (as described in Section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing but may be subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code or an entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement (each, a “Plan”) subject to the fiduciary or prohibited transaction provisions of ERISA or Section 4975 of the Code, the Holder represents and warrants that neither the Company, nor any of its respective affiliates (the “Transaction Parties”) has acted as the Plan’s fiduciary, or has been relied on for advice, with respect to its decision to acquire and hold the Securities, and none of the Transaction Parties shall at any time be relied upon as the Plan’s fiduciary with respect to any decision to acquire, continue to hold or transfer the Securities.

(p)           At each Option Closing Date Holder will have sufficient funds to pay the Purchase Price applicable to such Option Closing Date.

(q)           No foreign person (as defined in 31 C.F.R. Part 800.224) in which the national or subnational governments of a single foreign state have a substantial interest (as defined in 31 C.F.R. Part 800.244) will acquire a substantial interest in the Company as a result of the purchase and sale of securities hereunder such that a declaration to the Committee on Foreign Investment in the United States would be mandatory under 31 C.F.R. Part 800.401, and no foreign person will have control (as defined in 31 C.F.R. Part 800.208) over the Company from and after the Option Closing Date as a result of the purchase and sale of securities hereunder.

5.             Miscellaneous. Section 8 of the Registration Rights Agreement is incorporated herein by reference, mutatis mutandis.

6.             Termination. This Agreement shall terminate upon the earliest to occur of (i) the termination of the Business Combination Agreement, (ii) with respect to each Holder, the date on which such Holder or any of its permitted assignees no longer hold any Registrable Securities and (iii) the expiration of the Lock-up Period applicable to the Holders; provided, however, if a Permitted Transfer occurs prior to the expiration of the Lock-up Period then this Agreement shall terminate on the later of (x) the expiration of the Lock-up Period and (y) the Business Day following the Option Period.

7.             Company Counsel. Each Holder acknowledges that Wilson Sonsini Goodrich & Rosati, P.C. (“WSGR”) does not represent the Holder (in such capacity) in the absence of a clear and explicit written agreement to such effect between the Holder and WSGR (and then only to the extent specifically set forth in such agreement), and that in the absence of any such agreement WSGR shall owe no duties to the Holder (in such capacity), whether or not WSGR has in the past represented or is currently representing the Holder with respect to other matters.

[signature pages follow]

IN WITNESS WHEREOF, each of the parties has executed this Agreement as of the date first written above.

COMPANY:

TAILWIND ACQUISITION CORP.

By:	/s/ Chris Hollod
Name:	Chris Hollod
Title:	Chief Executive Officer

[Signature Page to Preferred Stock Sale Option Agreement]

HOLDERS:

Anzu Nuburu LLC

By:	/s/ David Seldin
Print Name:	David Seldin
Title:	Manager

Anzu Nuburu II LLC

By:	/s/ David Seldin
Print Name:	David Seldin
Title:	Manager

Anzu Nuburu III LLC

By:	/s/ David Seldin
Print Name:	David Seldin
Title:	Manager

[Signature Page to Preferred Stock Sale Option Agreement]

Anzu Nuburu IV LLC

By:	/s/ David Seldin
Print Name:	David Seldin
Title:	Manager

Anzu Nuburu V LLC

By:	/s/ David Seldin
Print Name:	David Seldin
Title:	Manager

Address:	c/o Anzu Partners 1399 New York Avenue NW, Suite 601 Washington, DC 20005

[Signature Page to Preferred Stock Sale Option Agreement]

Schedule A

Holders

Anzu Nuburu LLC

Anzu Nuburu II LLC

Anzu Nuburu III LLC

Anzu Nuburu IV LLC

Anzu Nuburu V LLC

Exhibit A

Form of Exercise Notice

[DATE]

[●]	[Nuburu Inc. 7442 Tucson Way, Suite 130 Centennial, CO 80112 Attention: Dr. Mark Zediker; Brian Knaley Email: Mark.Zediker@nuburu.net; brian.knaley@nuburu.net]

Subject: Option Notification

This Notice is given pursuant to that Preferred Stock Sale Option Agreement (as amended from time to time, the “Agreement”), dated as of August [●], 2022 by and among Tailwind Acquisition Corp. / Nuburu, Inc. (f/k/a Tailwind Acquisition Corp.), and the parties listed on Schedule A thereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Agreement. The Company hereby gives notice of its election to exercise its Option under Section 1 of the Agreement to cause Holder to purchase New SPAC Series A Preferred Stock from the Company as follows:

Shares	[NUMBER OF SHARES]
Purchase Price	$[10.00] per Share
Total Purchase Price	$[SHARES * PURCHASE PRICE]
Option Closing Date	[DAY FOLLOWING END OF Option PERIOD]

The Purchase Price is to be paid in accordance with the Agreement to the following account:

Bank Name:	[Bank Name]
Address:	[Address]
ABA Routing Number	[ABA Routing Number]
Account Name:	[Account Name]
Account Number:	[Account Number]
Reference:	[Reference]

TAILWIND ACQUISITION CORP. / Nuburu, Inc.

By:
Name:
Title:

CC:	[Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Attention: Adam Turteltaub; Danielle Scalzo Email: aturteltaub@willkie.com; dscalzo@willkie.com]

[Wilson Sonsini Goodrich & Rosati, P.C.

650 Page Mill Road

Palo Alto, CA 94304

Attention: Michael J. Danaher; Brian Dillavou; Brendan Mahan

Email: mdanaher@wsgr.com; bdillavou@wsgr.com; bmahan@wsgr.com]

Annex A

ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER

This Annex A should be completed and signed by each Holder
and constitutes a part of the Preferred Stock Sale Option Agreement.

A.	QUALIFIED INSTITUTIONAL BUYER STATUS (Please check the box, if applicable)

☐	Holder is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act).

B.	FINRA INSTITUTIONAL INVESTOR STATUS (Please check the box, if applicable)

☐	Holder is an “institutional investor” (as defined in FINRA Rule 2210).

C.	ACCREDITED INVESTOR STATUS (Please check the box)

☐	Holder is an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) and has marked and initialed the appropriate box below indicating the provision under which it qualifies as an “accredited investor.”

D.	AFFILIATE STATUS (Please check the applicable box)

HOLDER:

☐ is:

☐ is not:

an “affiliate” (as defined in Rule 144 under the Securities Act) of the Company or acting on behalf of an affiliate of the Company.

Rule 501(a), in relevant part, states that an “accredited investor” shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. Holder has indicated, by marking and initialing the appropriate box below, the provision(s) below which apply to Holder and under which Holder accordingly qualifies as an “accredited investor.”

☐	Any bank, registered broker or dealer, insurance company, registered investment company, business development company, or small business investment company;

☐	Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

☐	Any employee benefit plan, within the meaning of the Employee Retirement Income Security Act of 1974, if a bank, insurance company, or registered investment advisor makes the investment decisions, or if the plan has total assets in excess of $5,000,000;

☐	Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

☐	Any corporation, similar business trust, partnership or any organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

☐	Any trust with assets in excess of $5,000,000, not formed to acquire the securities offered, whose purchase is directed by a sophisticated person;

☐	Any entity in which all of the equity owners are accredited investors meeting one or more of the above tests or one of the following tests.

[Specify which tests: ]

☐	Any entity, of a type not listed in the tests above, not formed for the specific purpose of acquiring the securities offered, owning investments in excess of $5,000,000;

☐	Any “family office,” as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940: (i) with assets under management in excess of $5,000,000, (ii) that was not formed for the specific purpose of acquiring the securities offered, and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment; or

☐	Any “family client,” as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940, of a family office meeting the requirements of the above “family office” test and whose prospective investment in the issuer is directed by such family office pursuant to (iii) of the “family office” test.

HOLDERS:

Anzu Nuburu LLC

By:
Print Name:
Title:

Anzu Nuburu II LLC

By:
Print Name:
Title:

Anzu Nuburu III LLC

By:
Print Name:
Title:

Anzu Nuburu IV LLC

By:
Print Name:
Title:

Anzu Nuburu V LLC

By:
Print Name:
Title: